Ohio National Fund, Inc.

Supplement dated February 7, 2019

to the Prospectus dated May 1, 2018

The following supplements and amends the prospectus dated May 1, 2018, as previously supplemented:

ON Foreign Portfolio

Under the section “Management,” the following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Templeton Global Advisors Limited serves as the investment sub-adviser for the Portfolio. Templeton has been a sub-adviser for the Portfolio since May 1, 2017. Tucker Scott, CFA and Christopher Peel, CFA, have been co-lead Portfolio Managers of the Portfolio since February 2019. Norman J. Boersma, CFA, and Heather Arnold, CFA have been back-up Portfolio Managers of the Portfolio since May 2017.

Fund Management

Under the section “Management of Portfolios,” the following information replaces the corresponding section in its entirety and the information regarding Christopher Peel is added.

Tucker Scott has been a co-lead portfolio manager of the ON Foreign Portfolio since February 2019 and was previously the sole lead portfolio manager of the Portfolio since May 2017. Mr. Scott is an Executive Vice President for Templeton Global Equity Group with responsibility for institutional and retail accounts. Mr. Scott has global research responsibility for the metals and mining industries as well as country research coverage for South Africa. Over his 20+ years as an analyst at Templeton, Mr. Scott has had primary responsibility for the following industries: Internet Software & Services; Pulp, Paper & Forestry; Transportation; Business Services; Diversified Financials; Oil Services; and Latin American Telecommunications. Mr. Scott holds a B.A. in history from the University of Virginia and an M.B.A. from the Amos Tuck School of Business at Dartmouth College. He is a Chartered Financial Analyst (CFA) charterholder and a member of CFA Institute.

Christopher Peel has been a co-lead portfolio manager of the ON Foreign Portfolio since February 2019. Mr. Peel is a Senior Vice President, Research Analyst and portfolio manager for the Templeton Global Equity Group. Mr. Peel is a manager for Templeton Growth Fund Inc., Templeton World Fund and Templeton Foreign Fund. Mr. Peel has global research responsibility for software, IT services and consulting, and integrated oils. Mr. Peel is Group Coordinator for the Energy sector. Prior to joining Franklin Templeton in 2007, he was a commercial analyst at Lloyds TSB Group. Mr. Peel holds a

B.Sc. in computer science from the University of Nottingham, United Kingdom. He is a Chartered Financial Analyst (CFA) charterholder.

Norman J. Boersma has been a back-up portfolio manager of the ON Foreign Portfolio since May 2017. Mr. Boersma is the Chief Investment Officer of Templeton Global Equity Group (TGEG) and President of Templeton Global Advisors. Previously, Mr. Boersma served as TGEG’s director of research, director of portfolio management, and again, as director of research. After working in the Toronto office for much of his career, Mr. Boersma transitioned to Nassau, Bahamas, in 2011 to take on the role of lead portfolio manager on the group’s flagship fund, Templeton Growth Fund. Mr. Boersma entered the financial services industry in 1986. Prior to joining Templeton in 1991, Mr. Boersma was an investment officer with the Ontario Hydro Pension Fund. Mr. Boersma holds a B.A. in economics and political science from York University and M.B.A. from the University of Toronto. He is a Chartered Financial Analyst (CFA) charterholder and a past treasurer and director of the Toronto Society of Financial Analysts.

Heather Arnold, CFA has been a back-up portfolio manager of the ON Foreign Portfolio since May 2017. Ms. Arnold is the Director of Research for the Templeton Global Equity Group, as well as a portfolio manager and research analyst. Ms. Arnold is the lead portfolio manager for the Templeton Global Fund as well as the lead portfolio manager on a number of Global, International and European institutional separate accounts. Ms. Arnold has 32 years industry experience, 12 of which have been at Templeton. Ms. Arnold holds an M.B.A. from York University (Canada) and a B.A. in economics and art history from Queen’s University (Canada), and is a Chartered Financial Analyst (CFA) charterholder.

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